UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 1, 2021

Evolution Petroleum Corporation
(Exact name of registrant as specified in its charter)

 001-32942
(Commission File Number)

Nevada	41-1781991
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1155 Dairy Ashford Road, Suite 425, Houston, Texas 77079
(Address of Principal Executive Offices)

(713) 935-0122
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.001 par value	EPM	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
     If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

 Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Evolution Petroleum Corporation (NYSE American: EPM) (“Evolution” or the “Company”) today announced the appointment of Marjorie Hargrave to the Company’s Board of Directors (the "Board"), effective March 1, 2021. Ms. Hargrave will serve as Chairman of the Audit Committee of the Board.

Ms. Hargrave is an experienced executive with a background in financial management, strategic planning, M&A, risk management and investment banking. She currently serves as President and CFO of Enservco Corporation (New York Stock Exchange: ENSV), a diversified national provider of specialized well-site services to the domestic onshore oil and gas industry. Ms. Hargrave previously provided consulting services to various companies in the areas of finance, administration, accounting, risk mitigation, human resources, and investor relations from 2016 until joining the Company in 2019. Prior to her consulting work, Ms. Hargrave served as Chief Financial Officer and Senior Vice President of Strategic Planning for CTAP, LLC, a privately held distributor of tubing and casing throughout the United States, from 2010 to 2016. Ms. Hargrave also served as Chief Financial Officer of High Sierra Energy, LP, a start-up energy company that focused on midstream acquisitions, from 2005 to 2009. Ms. Hargrave’s previous experience also includes management and associate roles with Black Hills Corporation, Xcel Energy, and Merrill Lynch & Co. Ms. Hargrave earned a bachelor’s degree in economics from Boston University, and a master’s degree in economics from New York University.

Item 9.01 Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

Exhibit 99.1	Evolution Petroleum Corporation Press Release regarding appointment of a director, dated March 2, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Evolution Petroleum Corporation (Registrant)

Dated: March 2, 2021	By:	/s/ RYAN STASH
	Name:	Ryan Stash
	Title:	Senior Vice President, Treasurer, and Chief Financial Officer